UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 29, 2007 (March 23, 2007)

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 0416-5186632
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF   PRINCIPAL OFFICERS

On March 23, 2007, the Board of Directors of Wonder Auto Technology, Inc. (the “Company”), in accordance with Section 3.2 of the Company’s Amended and Restated Bylaws, increased the size of the board of directors of the Company (the “Board of Directors”) from 1 to 5 and elected Larry Goldman, CPA, David Murphy, Lei Jiang (collectively, the “Independent Directors”) and Meirong Yuan as directors of the Company to fill the vacancies created by such increase. Larry Goldman, David Murphy and Lei Jiang each serves on the Board of Directors as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”).

Thereafter, the entire Board of Directors, including the Independent Directors, determined that Larry Goldman, CPA possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

On March 23, 2007, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, Mr. Goldman is entitled to $50,000, Mr. Murphy is entitled to $40,000 and Mr. Jiang is entitled to $40,000 as compensation for the services to be provided by them as Independent Directors, and as chairpersons of various board committees, as applicable. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company.

The foregoing description does not purport to be a complete statement of the Independent Directors and the Company’s rights and obligations under the Independent Director’s Contracts and the Indemnification Agreements, or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the provisions of the agreements attached to this report as Exhibits 10.1 through 10.4.

Larry Goldman, CPA is a certified public accountant with over 20 years of auditing, consulting and technical experience. Mr. Goldman now serves as the Treasurer and Acting Chief Financial Officer of Thorium Power, Ltd. (OTCBB: THPW). Prior to joining Thorium Power, Ltd., Mr. Goldman worked as the Chief Financial Officer, Treasurer and Vice President of Finance of WinWin Gaming, Inc. (OTCBB: WNWN), a multi-media developer and publisher of sports, lottery and other games. Prior to joining WinWin in October 2004, Mr. Goldman was a partner at Livingston Wachtell & Co., LLP and had been with that firm for the past 19 years. Mr. Goldman is also an independent director and audit committee chairman of Winner Medical Group Inc. (OTCBB: WMDG.OB), a China based manufacturer of medical disposable products and surgical dressings. Mr. Goldman has extensive experience in both auditing and consulting with public companies, and has experience providing accounting and consulting services to the Asian marketplace, having audited several Chinese public companies.

David Murphy has served as the head of China Micro Economic Research at CLSA Asia Pacific Markets, a special unit dedicated to grassroots economic research in China and gather local economic information from around China for rapid delivery to overseas based funds and corporate clients since June 2005. From December 2000 to November 2004, Mr. Murphy worked as a correspondent for the Far Eastern Economic Review and the Wall Street Journal where he covered China & Mongolia focusing mainly on business and economic stories.

Lei Jiang has served as the Executive Deputy Chairman and Secretary of the Association of China Automotive Industry and the Chairman of the Automotive Industry Branch of the Chinese Chamber of Commerce since 1998. Prior to that, Mr. Jiang served in government as the deputy director responsible for supervising China’s auto industry and developing mid to long term strategy of China’s automotive industry. Mr. Jiang has over 20 years of experience in China’s automotive industry.

Meirong Yuan became the Company’s Chief Financial Officer and Treasurer on June 22, 2006 and he has been the Vice President of Jinzhou Wonder Industrial Co., Ltd. since June 2005. Mr. Yuan also served as a director of Jinzhou Halla Electrical Equipment Co., Ltd. since January 2002. From July 2003 to June 2005, Mr. Yuan served as the Vice President of Shenzhen Luante Asphalt Advanced Technology Co. Ltd. and was in charge of accounting and financing. Between October 2000 to October 2001, Mr. Yuan studied at ISMA Center in England. Mr. Yuan is a certified public accountant in China and has a Ph.D. in management from South California University for Professional Study.

ITEM 5.05     AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On March 23, 2007, the Board of Directors of the Company adopted a new Code of Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer.  The new code replaces the prior code of ethics of the Company that applied only to its principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.  A copy of the Code of Ethics is attached to this report as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will also be posted on the corporate governance page of the Company’s website at www.wonderautotech.com as soon as practicable.

ITEM 8.01     OTHER EVENTS

On March 23, 2007, the Board of Directors of the Company established an Audit Committee, a Governance and Nominating Committee and a Compensation Committee and appointed each of the Independent Directors to each committee. Mr. Goldman was appointed to serve as the Chair of the Audit Committee, Mr. Jiang was appointed to serve as the Chair of the Governance and Nominating Committee, and Mr. Murphy was appointed to serve as the Chair of the Compensation Committee. Copies of the Audit Committee Charter, the Governance and Nominating Committee Charter, and the Compensation Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company’s website at www.wonderautotech.com as soon as practicable.

On March 27, 2007, the Company issued a press release announcing the Company’s submission of its application for listing of its common stock on the NASDAQ Global Market. There can be no assurance that such application will be approved, or that the Company’s common stock will be listed on the NASDAQ Global Market. A copy of the press release is attached to this report as Exhibit 99.4.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit Number	Description of Exhibit

10.1	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and Larry Goldman, CPA

10.2	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and David Murphy

10.3	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and Lei Jiang

10.4	Form of the Indemnification Agreement, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and the Independent Directors

14	Code of Ethics of Wonder Auto Technology, Inc.

99.1	Wonder Auto Technology, Inc. Audit Committee Charter

99.2	Wonder Auto Technology, Inc. Governance and Nominating Committee Charter

99.3	Wonder Auto Technology, Inc. Compensation Committee Charter

99.4	Press release dated March 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: March 29, 2007

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and Larry Goldman, CPA

10.2	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and David Murphy

10.3	Wonder Auto Technology, Inc. Independent Director’s Contract, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and Lei Jiang

10.4	Form of the Indemnification Agreement, dated as of March 23, 2007, by and between Wonder Auto Technology, Inc. and the Independent Directors

14	Code of Ethics of Wonder Auto Technology, Inc.

99.1	Wonder Auto Technology, Inc. Audit Committee Charter

99.2	Wonder Auto Technology, Inc. Governance and Nominating Committee Charter

99.3	Wonder Auto Technology, Inc. Compensation Committee Charter

99.4	Press release dated March 26, 2007